                                                                 March 1, 2002

                             COMPUTATIONAL MATERIALS


                                [HOUSEHOLD LOGO]

                                 $1,000,000,000


                     HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1

              CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES

                                  LEAD MANAGERS

MORGAN STANLEY                                       CREDIT SUISSE FIRST BOSTON


                                   CO-MANAGERS


BANC OF AMERICA SECURITIES LLC
                            BANC ONE CAPITAL MARKETS, INC.
                                                           SALOMON SMITH BARNEY


This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  March 1, 2002

                                 $1,000,000,000
                    HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1
                HOUSEHOLD FINANCE CORPORATION -- MASTER SERVICER

                                                                           MODIFIED
                        EXPECTED RATINGS                   AVG LIFE TO    DURATION TO
                        (MOODY'S / S&P/      PRINCIPAL        CALL /         CALL /
  CLASS   DESCRIPTION       FITCH)            AMOUNT        MTY(1)(2)      MTY(1)(2)
  -----   -----------   ---------------     -----------    -----------    -----------
    A     ARM Floater     Aaa/AAA/AAA      $888,889,000    2.24 / 2.41    2.16 / 2.31

    M     ARM Floater      Aa2/AA/AA       $111,111,000    2.24 / 2.41    2.13 / 2.26




            PAYMENT WINDOW TO CALL /        INTEREST
  CLASS             MTY(1)(2)               DAY COUNT    COUPON(3)
  -----     ------------------------        ---------    ---------
    A         April 2002 - July 2007        Actual/360   LIBOR +[ ]
            April 2002 - December 2009
    M         April 2002 - July 2007        Actual/360   LIBOR +[ ]
            April 2002 - December 2009


Notes: (1) Certificates are priced to a 15% optional clean-up call. If the
           Optional Termination is not exercised, an auction process will begin three months later. As long as the auction process continues, all payments that would normally go to the Equity Certificate will be used to pay down the Offered Certificates.
       (2) Based on the pricing prepayment speed.  See details below.
       (3) Subject to the available funds cap

ISSUER:                   Household Home Equity Loan Trust 2002-1

SELLERS:                  Wholly owned subsidiaries of Household Finance
                          Corporation

DEPOSITOR:                HFC Revolving Corporation

MASTER SERVICER:          Household Finance Corporation ("Household")

TRUSTEE:                  Bank One, National Association

MANAGER(S):               Morgan Stanley and Credit Suisse First Boston
                          (lead managers);

RATING AGENCIES           Standard & Poor's, Moody's Investors Service and
                          Fitch Inc

OFFERED CERTIFICATES:     Class A and Class M Certificates

EXPECTED PRICING DATE:    March 7, 2002

EXPECTED CLOSING DATE:    On or about March 14, 2002 through DTC and, if
                          applicable, Euroclear or Clearstream.

CUT-OFF DATE:             Close of business on March 3, 2002

STATISTICAL CUT-OFF DATE: Close of business on February 14, 2002

DISTRIBUTION DATES:       The 20th day of each month or, if such day is not a
                          business day, the next succeeding business day, beginning on April 22, 2002.

INTEREST DAY COUNT BASIS: Actual/360

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

HOME EQUITY LOANS:        It is anticipated that there will be 12,159
                          closed-end, fixed or declining rate, fully amortizing home equity loans with an aggregate principal balance of approximately $1,167,399,343 as of the statistical cut-off date. The home equity loans are secured as of the cut-off date by first or second liens on one-to-four family residential properties.

                          All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made. Generally, as payments are received, the amount received is applied first to interest accrued to the date of payment, and then to late charges, and if permitted by law, to other fees and expenses, if any, and the balance is applied to reduce the unpaid principal balance.

COLLECTION PERIOD:        The calendar month preceding the month in which such
                          Distribution Date occurs, except that with respect to the initial Distribution Date, the collection period is the period from March 4, 2002 to March 31, 2002

INTEREST ACCRUAL PERIOD:  The interest accrual period for the Offered
                          Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day count basis).

OPTIONAL                  On the earlier of (i) the Distribution Date on which
TERMINATION/MATURITY:     the aggregate certificate principal balance is less
                          than 15% of the aggregate initial certificate principal balance of the Offered Certificates; and
                          (ii) the Distribution Date in March 2012; the master servicer (in the case of a 15% call) will have the option to purchase the remaining home equity loans from the trust, or the trustee (in the case of the March 2012 Distribution Date redemption) will begin, within three months, an auction process for the sale of the remaining home equity loans. As long as the auction process continues, all payments that would normally go to the Equity Certificate will be used to pay down the Offered Certificates. To the extent that the master servicer does not exercise its optional termination right, the trustee will begin an auction process to sell the remaining home equity loans in the trust. Generally, at the time the home equity loans are sold the outstanding principal balance of the Class A and Class M Certificates will be paid in full with accrued interest and any Class A and Class M Supplemental Interest Amount. However, in certain limited circumstances (with the consent of 66 2/3% of the principal balance of the outstanding certificates), the home equity loans remaining in the trust after the Distribution Date in March 2012 may be sold for less than the full outstanding principal balance of and accrued interest on the Class A and Class M Certificates.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

CLASS A PASS-THROUGH      The Class A Certificates will accrue interest at a
RATE:                     variable rate equal to the lesser of (i) one-month
                          LIBOR plus [ ] bps; and (ii) the Available Funds Cap.

CLASS M PASS-THROUGH      The Class M Certificates will accrue interest at a
RATE:                     variable rate equal to the lesser of (i) one-month
                          LIBOR plus [ ] bps; and (ii) the Available Funds Cap.

CLASS A SUPPLEMENTAL      As of any Distribution Date, the sum of (i) the
INTEREST AMOUNT:          excess, if any, of interest due on such certificates
                          at the Class A Pass-Through Rate (without regard to the Available Funds Cap) over interest due on such certificates at a rate equal to the Available Funds
                          Cap; (ii) any Supplemental Interest remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the related Class A
                          Pass-Through Rate (without regard to the Available
                          Funds Cap.)

CLASS M SUPPLEMENTAL      As of any Distribution Date, the sum of (i) the
INTEREST AMOUNT:          excess, if any, of interest due on such certificates
                          at the Class M Pass-Through Rate (without regard to the Available Funds Cap) over interest due on such certificates at a rate equal to the Available Funds
                          Cap; (ii) any Supplemental Interest remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the related Class M
                          Pass-Through Rate (without regard to the Available
                          Funds Cap.)

FORM OF CERTIFICATES:     Book entry form, same day funds (through DTC and, if
                          applicable, Euroclear or Clearstream)

PREPAYMENT PRICING CURVE: 0% CPR in the first month, increasing to 25% CPR over
                          20 months, and remaining at 25% CPR thereafter on a seasoning adjusted basis.

SUBSTITUTION ABILITY:     Household will have the right to substitute up to 30%
                          of the outstanding principal balance of the home equity loans as of the cut-off date, subject to required eligibility criteria.

SERVICING FEE:            50 basis points per annum on the outstanding principal
                          balance of each home equity loan.

ADVANCES:                 The master servicer will not make advances relating
                          to delinquent payments of principal and interest with respect to any home equity loan included in the home equity pool.

CERTIFICATE RATINGS:      It is anticipated that the following Certificates
                          will be rated:

                                              Moody's        S&P           Fitch
                                              -------        ---           -----
                          Class A              Aaa           AAA            AAA
                          Class M              Aa2            AA             AA


This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ERISA ELIGIBILITY:        The Class A Certificates are expected to be ERISA
                          eligible in accordance with the 100 holder rule. The
                          Class M Certificates will not be ERISA eligible.

LEGAL INVESTMENT:         The Certificates are not SMMEA eligible.

TAX STATUS:               Subject to the considerations in the Prospectus, the
                          Class A and Class M Certificates will be debt for federal income tax purposes.

CREDIT ENHANCEMENT:       1) Excess Interest: Because more interest is expected
                             to be paid by the borrowers than is necessary to pay the related servicing fee and interest on the Certificates each month, there is expected to be excess interest which may be used to make additional payments of principal on the Certificates.

                          2) Overcollateralization: The excess of the principal
                             balance of the home equity loans over the outstanding principal balance of the Class A and Class M Certificates represents overcollateralization, which may absorb some losses on the home equity loans, if not covered by excess interest. The overcollateralization will be represented by the Equity Certificate of the trust, which will initially be held by the Depositor. The excess interest described above will be distributed to the Class A and Class M
                             Certificates as principal if the Targeted
                             Overcollateralization Amount is not at the required level. This will reduce the principal balance of the Class A and Class M Certificates faster than the principal balance of the home equity loans until the Targeted Overcollateralization Amount is reached.

                          3) Subordination: Distribution of interest on the
                             Class M Certificates is subordinate to
                             distribution of interest on the Class A
                             Certificates. Other than amounts distributed in connection with attaining the Targeted Overcollateralization Amount, distribution of principal on the Class M Certificates is subordinate to distribution of principal on the Class A Certificates.

STEPDOWN DATE:            The later to occur of (x) the earlier to occur of (a)
                          the Distribution Date in September 2004 and (b) the
                          Distribution Date on which the balance of the Class A and Class M Certificates has been reduced to zero, and (y) the first Distribution Date on which the pool balance has been reduced to 50% of the initial principal balance of the loans.


This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TARGETED                  Prior to the Stepdown Date, 17% of the initial
OVERCOLLATERALIZATION     principal balance of the home equity loans.
AMOUNT:

                          On and after the Stepdown Date, and assuming a trigger event is not in effect, the lesser of (A) 17% of the initial principal balance of the home equity loans and (B) the greater of (i) 34% of the aggregate principal balance of the home equity loans, as of the last day of the prior calendar month and (ii) 0.50% of the initial principal balance of the home equity loans. On or after the Stepdown Date, if a trigger event is in effect, the Targeted Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

                          In the event that the Targeted Overcollateralization Amount is permitted to decrease or "step down" on a Distribution Date in the future, a portion of the principal which would otherwise be distributed to the holders of the Class A and Class M Certificates on that Distribution Date will not be distributed to the holders of the Class A and Class M Certificates on that Distribution Date. This has the effect of decelerating the amortization of the Class A and Class M Certificates relative to the amortization of the home equity loans, and of reducing the overcollateralization amount.

DISTRIBUTIONS OF          Owners of the Class A and Class M Certificates will
PRINCIPAL AND INTEREST:   be entitled to receive payments of interest each
                          month. The amount of principal the owners of Class A and Class M Certificates are entitled to receive will vary depending on a number of factors, including the payments received on the home equity loans and the level of overcollateralization. Each month, the trustee will calculate the amounts to be paid to the owners of the Certificates (based on information provided to it from the Master Servicer).

                          Distributions will be made on each Distribution Date to the owners of the Class A and Class M Certificates as of the record date. The record date for the Class A and Class M Certificates is the last day preceding the related Distribution Date; provided, however that following the date on which definitive certificates are available, the record date is the last business day of the prior calendar month.

                          Owners of Certificates will receive payments on each Distribution Date, to the extent of the Available Distribution Amount, as follows:

                          (i) to the Class A Certificates, the current interest plus the interest carry forward amount with respect to the Class A Certificates; provided that, if the amount available is not sufficient to make a full distribution of interest with respect to the Class A Certificates, the amount of the shortfall will be carried forward with accrued interest;

                          (ii) to the Class M Certificates, the current interest
                               plus the interest carry forward amount with respect to the Class M Certificates; provided that, if the amount available is not sufficient to make a full distribution of interest with respect to the Class M Certificates, the amount of the shortfall will be carried forward with accrued interest;

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 6

                          (iii)  to the Class A Certificates until the
                                 certificate principal balance of the Class A
                                 Certificates has been reduced to zero,
                                 approximately 88.89 % of the Principal
                                 Distribution Amount;

                          (iv) to the Class A Certificates, the Principal Carry Forward Amount with respect to the Class A Certificates;

                          (v)    to the Class A Certificates until the
                                 certificate principal balance of the Class A
                                 Certificates has been reduced to zero,
                                 approximately 88.89% of the Additional
                                 Principal Reduction Amount;

                          (vi)   to the Class M Certificates until the
                                 certificate principal balance of the Class M
                                 Certificates has been reduced to zero,
                                 approximately 11.11% of the Principal
                                 Distribution Amount;

                          (vii) to the Class M Certificates, the Principal Carry Forward Amount with respect to the Class M Certificates;

                          (viii) to the Class M Certificates until the
                                 certificate principal balance of the Class M
                                 Certificates has been reduced to zero,
                                 approximately 11.11% of the Additional
                                 Principal Reduction Amount;

                          (ix) concurrently, to the Class A and Class M Certificates until the certificate principal balance of each such Class A and Class M Certificates has been reduced to zero, approximately 88.89% of the Extra Principal Distribution Amount to the Class A Certificates and approximately 11.11% of the Extra
                                 Principal Distribution Amount to the Class M
                                 Certificates;

                          (x) to the Class A and Class M Certificates, their pro rata share, according to the outstanding Class A and Class M Supplemental Interest Amounts, as applicable, of the aggregate Class A and Class M Supplemental Interest Amount;

                          (xi) to the equity certificate, any remaining Available Distribution Amount subject to certain limitations.

PROSPECTUS:               The Class A and Class M Certificates are being
                          offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                          Complete information with respect to the Class A and Class M Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Class A and Class M
                          Certificates may not be consummated unless the purchaser has received the Prospectus.

                          PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE CLASS A OR CLASS M CERTIFICATES.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 7

                             ADDITIONAL DEFINITIONS

60 DAY+ ROLLING AVERAGE:  The rolling 3 month average percentage of home equity loans that are 60 or more days delinquent.

ADDITIONAL PRINCIPAL      The excess of the Principal Reduction Amount over the
REDUCTION AMOUNT:         Principal Distribution Amount.

AVAILABLE DISTRIBUTION    The sum of (a) monthly principal and interest
AMOUNT:                   payments (minus the servicing fee) on the home equity
                          loans from the prior collection period only, (b) insurance proceeds not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the trust.

                          There will be no servicing advances.

ENHANCEMENT PERCENTAGE:   As to any Distribution Date, the percentage obtained
                          by dividing (i) the Interim Overcollateralization
                          Amount by (ii) the aggregate principal balance of the home equity loans as of the last day of the related
                          Collection Period.

AVAILABLE FUNDS CAP:      With respect to any Distribution Date, a per annum
                          rate equal to the weighted average of the net loan rates of each home equity loan, in each case outstanding as of the first day of the related collection period, multiplied by a fraction of which the numerator is 30 and the denominator is the number of days in the interest accrual period.

EXTRA PRINCIPAL           Lesser of (i) the Monthly Excess Cashflow and (ii)
DISTRIBUTION AMOUNT:      the Interim Overcollateralization Deficiency.

INTEREST CARRY FORWARD    Unpaid interest from prior periods plus accrued
AMOUNT:                   interest on such amount calculated  for the related
                          interest accrual period at the pass-through rate in effect with respect to such class of Certificates.

INTERIM                   The excess, if any, of (x) the aggregate principal
OVERCOLLATERALIZATION     balance of the home equity loans as of the last day
AMOUNT:                   of the preceding collection period over (y) (i) the
                          outstanding principal balance of the Class A and Class M Certificates (before taking into account any distributions of principal on that Distribution Date) less (ii) the principal collections for such Distribution Date.

INTERIM                   The excess of the Targeted Overcollateralization
OVERCOLLATERALIZATION     Amount over the Interim Overcollateralization Amount.
DEFICIENCY:

MONTHLY EXCESS            The excess of (i) the excess, if any, of (a) interest
CASH FLOW:                collections (for clarity purposes only, net of any
                          servicing fee) over (b) interest payable on the Class
                          A and Class M Certificates over (ii) the
                          Additional Principal Reduction Amount.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

PRINCIPAL CARRY FORWARD   Unpaid principal distributions from prior periods
AMOUNT:                   pursuant to clauses (iv), (v), (vii) and (viii) under
                          the heading "Distributions of Principal and Interest" herein.

PRINCIPAL DISTRIBUTION    The principal collections minus, for Distribution
AMOUNT:                   Dates occurring on and after the Stepdown Date and
                          for which a Trigger Event is not in effect, the Overcollateralization Release Amount.

PRINCIPAL REDUCTION       The principal balance of the Mortgage Loans at the
AMOUNT:                   beginning of the collection period minus (i) the
                          principal balance of the Mortgage Loans at the end of the Collection Period and (ii) for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount.

STEPPED UP ENHANCEMENT    Two times the 60 Day+ Rolling Average
LEVEL:

TRIGGER EVENT:            As to any Distribution Date, a trigger event will
                          have occurred if the 60 Day+ Rolling Average equals or exceeds one-half of the related Enhancement
                          Percentage. A Trigger Event will not be in effect if the Enhancement Percentage on the Offered
                          Certificates exceeds the Stepped Up Enhancement Level.


This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 9

TO MATURITY
PERCENTAGE OF CLASS A CERTIFICATE AND CLASS M CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


DATES                    PPC 0%         PPC 50%         PPC 75%       PPC 100%        PPC 125%       PPC 150%         PPC 200%
-----                    ------         -------         -------       --------        --------       --------         --------
Closing                   100%            100%           100%           100%            100%           100%             100%
Mar-03                     91              77             71             64              57             51               38
Mar-04                     89              64             53             42              33             24                9
Mar-05                     88              53             38             30              23             16                0
Mar-06                     86              43             30             22              16              9                0
Mar-07                     83              35             24             16               8              1                0
Mar-08                     81              30             19             10               2              0                0
Mar-09                     78              25             15              4               0              0                0
Mar-10                     76              21             10              0               0              0                0
Mar-11                     73              18              4              0               0              0                0
Mar-12                     70              15              0              0               0              0                0
Mar-13                     60              10              0              0               0              0                0
Mar-14                     48               5              0              0               0              0                0
Mar-15                     36               1              0              0               0              0                0
Mar-16                     26               0              0              0               0              0                0
Mar-17                     16               0              0              0               0              0                0
Mar-18                      5               0              0              0               0              0                0
Mar-19                      0               0              0              0               0              0                0
Mar-20                      0               0              0              0               0              0                0
Mar-21                      0               0              0              0               0              0                0
Mar-22                      0               0              0              0               0              0                0
Mar-23                      0               0              0              0               0              0                0
Mar-24                      0               0              0              0               0              0                0
Mar-25                      0               0              0              0               0              0                0
Mar-26                      0               0              0              0               0              0                0
Mar-27                      0               0              0              0               0              0                0
Mar-28                      0               0              0              0               0              0                0
Mar-29                      0               0              0              0               0              0                0
Mar-30                      0               0              0              0               0              0                0
Mar-31                      0               0              0              0               0              0                0
Mar-32                      0               0              0              0               0              0                0

AVERAGE LIFE TO         10.59            4.52           3.18           2.41            1.90           1.51              0.95
MATURITY (IN YEARS)

AVERAGE LIFE TO          8.32            4.28           2.99           2.24            1.76           1.39              0.91
CALL (IN YEARS)(1)

1. Calculated using the earlier of the 15% option clean-up call and the Distribution Date in March 2012


This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)

DISTRIBUTION DATE                   CLASS A AND CLASS M CAP
-----------------                   -----------------------
                                           ACTUAL/360

     4/20/2002                                 8.76
     5/20/2002                                10.80
     6/20/2002                                10.45
     7/20/2002                                10.80
     8/20/2002                                10.45
     9/20/2002                                10.45
    10/20/2002                                10.80
    11/20/2002                                10.45
    12/20/2002                                10.79
     1/20/2003                                10.45
     2/20/2003                                10.45
     3/20/2003                                11.56
     4/20/2003                                10.44
     5/20/2003                                10.79
     6/20/2003                                10.44
     7/20/2003                                10.79
     8/20/2003                                10.44
     9/20/2003                                10.44
    10/20/2003                                10.79
    11/20/2003                                10.44
    12/20/2003                                10.79
     1/20/2004                                10.44
     2/20/2004                                10.44
     3/20/2004                                11.16
     4/20/2004                                10.44
     5/20/2004                                10.79
     6/20/2004                                10.44
     7/20/2004                                10.79
     8/20/2004                                10.44
     9/20/2004                                10.44
    10/20/2004                                10.79
    11/20/2004                                10.44
    12/20/2004                                10.78


1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

DISTRIBUTION DATE                   CLASS A AND CLASS M CAP
-----------------                   -----------------------
                                           ACTUAL/360

     1/20/2005                                10.44
     2/20/2005                                10.44
     3/20/2005                                11.55
     4/20/2005                                29.08
     5/20/2005                                31.86
     6/20/2005                                30.84
     7/20/2005                                31.88
     8/20/2005                                30.86
     9/20/2005                                30.85
    10/20/2005                                31.89
    11/20/2005                                30.87
    12/20/2005                                31.91
     1/20/2006                                30.89
     2/20/2006                                30.89
     3/20/2006                                34.22
     4/20/2006                                30.91
     5/20/2006                                31.95
     6/20/2006                                30.93
     7/20/2006                                31.98
     8/20/2006                                30.95
     9/20/2006                                30.96
    10/20/2006                                32.01
    11/20/2006                                30.99
    12/20/2006                                32.03
     1/20/2007                                31.01
     2/20/2007                                31.02
     3/20/2007                                34.35
     4/20/2007                                31.04
     5/20/2007                                32.09
     6/20/2007                                31.06
     7/20/2007                                32.11
     8/20/2007                                31.09
     9/20/2007                                31.10
    10/20/2007                                32.15
    11/20/2007                                31.12
    12/20/2007                                32.18

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
               INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

DISTRIBUTION DATE                   CLASS A AND CLASS M CAP
-----------------                   -----------------------
                                           ACTUAL/360
     1/20/2008                                 31.15
     2/20/2008                                 31.16
     3/20/2008                                 33.33
     4/20/2008                                 31.19
     5/20/2008                                 32.24
     6/20/2008                                 31.22
     7/20/2008                                 32.27
     8/20/2008                                 31.25
     9/20/2008                                 31.26
    10/20/2008                                 32.32
    11/20/2008                                 31.29
    12/20/2008                                 32.35
     1/20/2009                                 31.32
     2/20/2009                                 31.33
     3/20/2009                                 34.71
     4/20/2009                                 31.37
     5/20/2009                                 32.43
     6/20/2009                                 31.40
     7/20/2009                                 32.46
     8/20/2009                                 31.43
     9/20/2009                                 31.45
    10/20/2009                                 32.51
    11/20/2009                                 31.48
    12/20/2009                                 32.26
     1/20/2010                                 31.23
     2/20/2010                                 31.25
     3/20/2010                                 34.61
     4/20/2010                                 31.28
     5/20/2010                                 32.33
     6/20/2010                                 31.31
     7/20/2010                                 32.37
     8/20/2010                                 31.34
     9/20/2010                                 31.35
    10/20/2010                                 32.42
    11/20/2010                                 31.39
    12/20/2010                                 32.45

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
               INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

DISTRIBUTION DATE                   CLASS A AND CLASS M CAP
-----------------                   -----------------------
                                           ACTUAL/360

     1/20/2011                                31.42
     2/20/2011                                31.44
     3/20/2011                                34.83
     4/20/2011                                31.47
     5/20/2011                                32.54
     6/20/2011                                31.51
     7/20/2011                                32.58
     8/20/2011                                31.55
     9/20/2011                                31.57
    10/20/2011                                32.64
    11/20/2011                                31.61
    12/20/2011                                32.68
     1/20/2012                                31.65
     2/20/2012                                31.67
     3/20/2012                                33.87
     4/20/2012                                31.71
     5/20/2012                                32.79
     6/20/2012                                31.75
     7/20/2012                                32.83
     8/20/2012                                31.80
     9/20/2012                                31.82
    10/20/2012                                32.91
    11/20/2012                                31.87
    12/20/2012                                32.96
     1/20/2013                                31.92
     2/20/2013                                31.94
     3/20/2013                                35.39
     4/20/2013                                31.99
     5/20/2013                                33.09
     6/20/2013                                32.05
     7/20/2013                                33.14
     8/20/2013                                32.10
     9/20/2013                                32.13
    10/20/2013                                33.23
    11/20/2013                                32.19
    12/20/2013                                33.29

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 14

             SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
               INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

DISTRIBUTION DATE                   CLASS A AND CLASS M CAP
-----------------                   -----------------------
                                           ACTUAL/360
     1/20/2014                                32.25
     2/20/2014                                32.28
     3/20/2014                                35.77
     4/20/2014                                32.34
     5/20/2014                                33.46
     6/20/2014                                32.41
     7/20/2014                                33.53
     8/20/2014                                32.48
     9/20/2014                                32.51
    10/20/2014                                33.63
    11/20/2014                                32.59
    12/20/2014                                33.71
     1/20/2015                                32.66
     2/20/2015                                32.70
     3/20/2015                                36.25
     4/20/2015                                31.49
     5/20/2015                                32.56
     6/20/2015                                31.53
     7/20/2015                                32.60
     8/20/2015                                20.48
     9/20/2015                                15.77
    10/20/2015                                16.54
    11/20/2015                                16.25
    12/20/2015                                17.06
     1/20/2016                                16.79
     2/20/2016                                17.09
     3/20/2016                                18.60
     4/20/2016                                17.74
     5/20/2016                                18.70
     6/20/2016                                18.49
     7/20/2016                                19.54
     8/20/2016                                19.35
     9/20/2016                                19.84
    10/20/2016                                21.04
    11/20/2016                                20.94

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 15

             SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
               INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

DISTRIBUTION DATE                   CLASS A AND CLASS M CAP
-----------------                   -----------------------
                                           ACTUAL/360
    12/20/2016                                22.28
     1/20/2017                                22.24
     2/20/2017                                22.99
     3/20/2017                                26.37
     4/20/2017                                24.73
     5/20/2017                                26.61
     6/20/2017                                26.90
     7/20/2017                                29.13
     8/20/2017                                29.66
     9/20/2017                                31.33
    10/20/2017                                34.39
    11/20/2017                                35.55
    12/20/2017                                39.52
     1/20/2018                                41.48
     2/20/2018                                45.45
     3/20/2018                                55.83
     4/20/2018                                56.84
     5/20/2018                                67.61
     6/20/2018                                77.51
     7/20/2018                                98.95
     8/20/2018                               126.48
     9/20/2018                               189.06

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 16

                       COLLATERAL SUMMARY
               AS OF THE STATISTICAL CUT-OFF DATE


NUMBER OF MORTGAGE LOANS                                 12,159
TOTAL OUTSTANDING PRINCIPAL BALANCE                      $1,167,399,343
APPROXIMATE MINIMUM CURRENT PRINCIPAL BALANCE            $5,251
APPROXIMATE MAXIMUM CURRENT PRINCIPAL BALANCE            $398,156
AVERAGE CURRENT PRINCIPAL BALANCE                        $96,011
RANGE OF LOAN RATES                                      8.000% to 20.930%
WEIGHTED AVERAGE LOAN RATE                               11.299%
RANGE OF ORIGINAL TERMS TO MATURITY                      60 to 360 months
WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY               315.4 months
RANGE OF REMAINING TERMS TO MATURITY                     15 to 357 months
WEIGHTED AVERAGE REMAINING TERM                          298 months
RANGE OF COMBINED LOAN-TO-VALUE RATIOS                   6.32% to 115.00%
WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO            99.73%
WEIGHTED AVERAGE BORROWER 1 FICO SCORE                   629


This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              ORIGINAL PRINCIPAL BALANCES OF THE HOME EQUITY LOANS

                                                                                         % OF HOME EQUITY
                                                                    AGGREGATE           LOANS BY AGGREGATE
ORIGINAL PRINCIPAL BALANCES              NUMBER OF                  PRINCIPAL               PRINCIPAL
OF THE HOME EQUITY LOANS             HOME EQUITY LOANS               BALANCE                 BALANCE
------------------------             -----------------            -------------         ------------------
$5,000.01 - 50,000.00                        3,251              $  102,191,130                    8.75%
50,000.01 - 100,000.00                       4,170                 297,347,994                   25.47
100,000.01 - 150,000.00                      2,454                 296,482,772                   25.40
150,000.01 - 200,000.00                      1,270                 215,887,005                   18.49
200,000.01 - 250,000.00                        560                 122,327,883                   10.48
250,000.01 - 300,000.00                        285                  76,595,437                    6.56
300,000.01 and above                           169                  56,567,122                    4.85
                                            ------              --------------                  ------
TOTAL:                                      12,159              $1,167,399,343                  100.00%

Minimum Original Principal Balance:    $9,270
Maximum Original Principal Balance:  $400,045
Average Original Principal Balance:   $98,194

               CURRENT PRINCIPAL BALANCES OF THE HOME EQUITY LOANS

                                                                                         % OF HOME EQUITY
                                                                    AGGREGATE           LOANS BY AGGREGATE
ORIGINAL PRINCIPAL BALANCES              NUMBER OF                  PRINCIPAL               PRINCIPAL
OF THE HOME EQUITY LOANS             HOME EQUITY LOANS               BALANCE                 BALANCE
------------------------             -----------------            -------------         ------------------
$5,000.01 - 50,000.00                        3,465              $  111,850,369                    9.58%
50,000.01 - 100,000.00                       4,099                 301,145,016                   25.80
100,000.01 - 150,000.00                      2,378                 292,529,377                   25.06
150,000.01 - 200,000.00                      1,234                 212,303,250                   18.19
200,000.01 - 250,000.00                        540                 118,896,011                   10.18
250,000.01 - 300,000.00                        282                  76,478,679                    6.55
300,000.01 and above                           161                  54,196,641                    4.64
                                            ------              --------------                  ------
TOTAL:                                      12,159              $1,167,399,343                  100.00%

Minimum Current Principal Balance:         $5,251
Maximum Current Principal Balance:       $398,156
Average Current Principal Balance:        $96,011

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 18

                     INTEREST RATES OF THE HOME EQUITY LOANS

                                                                                     % OF HOME EQUITY
                                                           AGGREGATE                 LOANS BY AGGREGATE
                                     NUMBER OF             PRINCIPAL                     PRINCIPAL
INTEREST RATE (%)                HOME EQUITY LOANS          BALANCE                       BALANCE
-----------------                -----------------       --------------             --------------------
8.000 - 8.999                            192            $    27,842,005                     2.38%
9.000 - 9.999                          1,431                209,155,018                    17.92
10.000 - 10.999                        2,905                375,781,841                    32.19
11.000 - 11.999                        3,370                310,342,260                    26.58
12.000 - 12.999                        1,532                120,599,969                    10.33
13.000 - 13.999                        1,042                 57,960,451                     4.96
14.000 - 14.999                        1,023                 41,663,305                     3.57
15.000 - 15.999                          370                 13,787,295                     1.18
16.000 - 16.999                          170                  5,790,163                     0.50
17.000 - 17.999                           79                  2,959,831                     0.25
18.000 - 18.999                           33                  1,278,127                     0.11
19.000 - 19.999                           10                    215,804                     0.02
20.000 - 20.999                            2                     23,274                     0.00
                                      ------             --------------                   ------
TOTAL:                                12,159             $1,167,399,343                   100.00%


Minimum Mortgage Coupon Rate:             8.00%
Maximum Mortgage Coupon Rate:           20.930%
Weighted Average Mortgage Coupon Rate:  11.299%

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 19

              ORIGINAL COMBINED LTV RATIOS OF THE HOME EQUITY LOANS

                                                                           % OF HOME EQUITY
                                                     AGGREGATE            LOANS BY AGGREGATE
ORIGINAL COMBINED               NUMBER OF            PRINCIPAL               PRINCIPAL
LTV RATIO (%)               HOME EQUITY LOANS         BALANCE                 BALANCE
-------------               -----------------      -------------         -------------------
0.01 - 30.00                        104           $    3,603,354                   0.31%
30.01 - 40.00                        95                4,498,215                   0.39
40.01 - 50.00                       193                9,679,098                   0.83
50.01 - 60.00                       259               14,164,645                   1.21
60.01 - 70.00                       354               22,739,821                   1.95
70.01 - 80.00                       722               48,763,179                   4.18
80.01 - 90.00                     1,282               97,761,932                   8.37
90.01 - 100.00                    2,307              200,612,904                  17.18
100.01 - 110.00                   5,470              587,649,730                  50.34
110.01 - 115.00                   1,373              177,926,464                  15.24
                                 ------           --------------                 ------
TOTAL:                           12,159           $1,167,399,343                 100.00%

Minimum CLTV:                  6.32%
Maximum CLTV:                115.00%
Weighted Average CLTV:        99.73%

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 20

    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE HOME EQUITY LOANS

                                                                   % OF HOME EQUITY
                                                 AGGREGATE       LOANS BY AGGREGATE
                           NUMBER OF             PRINCIPAL           PRINCIPAL
STATE                    ME EQUITY LOANS         BALANCE              BALANCE
-----                    ---------------       ------------     --------------------
California                   1,846            $ 242,451,888             20.77%
New York                     1,298              106,837,005              9.15
Florida                      1,011               89,704,725              7.68
Pennsylvania                   727               63,548,728              5.44
Washington                     495               58,281,896              4.99
Michigan                       661               56,677,590              4.86
New Jersey                     385               51,173,450              4.38
Maryland                       499               49,474,787              4.24
Virginia                       546               48,299,728              4.14
Massachusetts                  329               35,327,928              3.03
Missouri                       370               28,857,129              2.47
Illinois                       304               23,884,720              2.05
Arizona                        256               21,856,183              1.87
Colorado                       160               21,548,421              1.85
Oregon                         192               20,798,112              1.78
Tennessee                      254               20,261,822              1.74
Connecticut                    211               19,603,475              1.68
North Carolina                 265               18,232,109              1.56
South Carolina                 209               17,751,747              1.52
Georgia                        254               16,878,242              1.45
Nevada                         131               15,207,983              1.30
Alabama                        233               14,942,582              1.28
Minnesota                      101               11,623,487              1.00
Wisconsin                       96               10,283,194              0.88
Kansas                         112               10,168,142              0.87
Utah                            87               10,101,787              0.87
Indiana                        133                9,896,102              0.85
Idaho                          103                9,579,124              0.82
New Hampshire                   78                8,031,849              0.69
Texas                          171                7,304,676              0.63
Delaware                        86                7,264,181              0.62
Kentucky                        78                6,794,420              0.58
Oklahoma                        81                5,555,487              0.48
Iowa                            89                4,884,422              0.42
Louisiana                       59                4,667,170              0.40
Nebraska                        62                4,529,510              0.39
Rhode Island                    48                4,429,441              0.38
New Mexico                      55                4,392,627              0.38
Maine                           22                2,195,760              0.19
Mississippi                     28                1,836,439              0.16
Montana                         21                1,610,584              0.14
Wyoming                          6                  403,370              0.03
West Virginia                    4                  159,562              0.01
Vermont                          2                   49,957              0.00
South Dakota                     1                   37,802              0.00
                            ------           --------------            ------
TOTAL:                      12,159           $1,167,399,343            100.00%

The mortgaged properties are located in a total of 45 states


This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 21

                     OCCUPANCY TYPE OF THE HOME EQUITY LOANS

                                                                             % OF HOME EQUITY
                                                   AGGREGATE                 LOANS BY AGGREGATE
                            NUMBER OF              PRINCIPAL                     PRINCIPAL
OCCUPANCY TYPE          HOME EQUITY LOANS          BALANCE                        BALANCE
--------------          -----------------       --------------               ------------------
Primary Residence            12,082              $1,159,890,101                   99.36%
Investor Property                77                   7,509,242                    0.64
                             ------              --------------                  ------
TOTAL:                       12,159              $1,167,399,343                  100.00%

                     LIEN PRIORITY OF THE HOME EQUITY LOANS

                                                                              % OF HOME EQUITY
                                                   AGGREGATE                 LOANS BY AGGREGATE
                            NUMBER OF              PRINCIPAL                      PRINCIPAL
LIEN PRIORITY           HOME EQUITY LOANS          BALANCE                         BALANCE
-------------           -----------------       -------------                -------------------
1st Lien                      8,973             $1,020,888,122                    87.45%
2nd Lien                      3,186                146,511,220                    12.55
                             ------             --------------                  ------
TOTAL:                       12,159             $1,167,399,343                   100.00%

               REMAINING TERM TO MATURITY OF THE HOME EQUITY LOANS

                                                                               % OF HOME EQUITY
                                                   AGGREGATE                  LOANS BY AGGREGATE
REMAINING TERM                NUMBER OF            PRINCIPAL                      PRINCIPAL
TO MATURITY (MONTHS)      HOME EQUITY LOANS        BALANCE                         BALANCE
--------------------      -----------------     ---------------               -------------------
13 - 60                          134              $   2,755,681                     0.24%
61 - 120                         786                 34,579,247                     2.96
121 - 180                      2,564                144,814,861                    12.40
181 - 240                      1,497                123,280,243                    10.56
241 - 300                        437                 45,177,527                     3.87
301 - 360                      6,741                816,791,784                    69.97
                              ------              --------------                  ------
TOTAL:                        12,159              $1,167,399,343                  100.00%

Minimum Remaining Term:             15 months
Maximum Remaining Term:            357 months
Weighted Average Remaining Term:   298 months

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 22

                  YEAR OF ORIGINATION OF THE HOME EQUITY LOANS

                                                                              % OF HOME EQUITY
                                                  AGGREGATE                 LOANS BY AGGREGATE
                             NUMBER OF            PRINCIPAL                      PRINCIPAL
YEAR OF ORIGINATION      HOME EQUITY LOANS        BALANCE                         BALANCE
-------------------      -----------------     ---------------              -------------------
1995<=                          90             $    2,865,823                       0.25%
1996                           207                 11,049,876                       0.95
1997                           628                 32,545,767                       2.79
1998                         1,450                 98,589,228                       8.45
1999                         1,735                153,313,575                      13.13
2000                         2,140                196,164,676                      16.80
2001                         5,909                672,870,398                      57.64
                            ------             --------------                     ------
TOTAL:                      12,159             $1,167,399,343                     100.00%

                 BORROWER 1 FICO SCORE OF THE HOME EQUITY LOANS


                                                                               % OF HOME EQUITY
                                                  AGGREGATE                  LOANS BY AGGREGATE
BORROWER 1                  NUMBER OF             PRINCIPAL                      PRINCIPAL
FICO SCORE              HOME EQUITY LOANS         BALANCE                         BALANCE
-----------             -----------------      ---------------               ------------------
NA                           1,487              $  107,655,749                      9.22%
459 - 500                       44                   5,477,022                      0.47
501 - 540                      410                  38,827,917                      3.33
541 - 580                    1,315                 125,811,451                     10.78
581 - 620                    2,812                 277,033,869                     23.73
621 - 660                    3,287                 335,107,649                     28.71
661 - 700                    2,020                 204,918,498                     17.55
701 - 811                      784                  72,567,188                      6.22
                            ------              --------------                    ------
TOTAL:                      12,159              $1,167,399,343                    100.00%

Minimum:                   459
Maximum:                   811
Weighted Average:          629

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. Neither we nor the issuer of the securities or any of its affiliates make any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley and Credit Suisse First Boston are acting as the lead managers and Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley or Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                     Page 23